UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2006

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
MICHIGAN	0-17988	38-2367843

620 Lesher Place Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On, December 7, 2006, Dr. Leonard E. Heller resigned as a member of the Board of Directors of Neogen Corporation. He was first elected to the Board in October 1992.

Dr. Heller was recently appointed as Vice President for Commercialization & Economic Development for the University of Kentucky. Following that appointment he determined that it would no longer be appropriate to serve on the Neogen Corporation Board because of the potential of conflicts related to the Company’s business activity with the University of Kentucky.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION
(Registrant)

Date: December 8, 2006

/s/ Richard R. Current
Richard R. Current
Vice President & CFO